UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/30/2012

GenMark Diagnostics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34753

Delaware	27-2053069
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5964 La Place Court, Suite 100
Carlsbad, CA 92008
(Address of principal executive offices, including zip code)

760-448-4300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Effective March 30, 2012, GenMark Diagnostics, Inc. ("GenMark"), through its subsidiary Clinical Micro Sensors, Inc., entered into a Heads of Agreement ("Agreement") with Advanced Liquid Logic, Inc. ("ALL"). The Agreement sets forth certain key terms to be contained in one or more definitive agreements to be negotiated and executed by GenMark and ALL, pursuant to which GenMark will be granted certain exclusive and non-exclusive licenses to use ALL's proprietary electro-wetting technology in conjunction with electrochemical detection in the development and commercialization of in-vitro diagnostics products. Following execution of the definitive agreements, GenMark has agreed to pay up to $3,000,000 in license fees, contingent milestone payments, and as part of an equity investment in ALL.

The foregoing description of the Agreement is qualified in its entirety by reference to the actual text of the Agreement, a copy of which GenMark expects to file with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

This Report includes forward-looking statements regarding events, trends and business prospects which may affect our future operating results and financial position, and such statements are subject to risks and uncertainties that could cause our actual performance, operating results and financial position to differ materially. Such forward-looking statements include, but are not limited to, statements concerning if and when definitive agreements with ALL may be negotiated and executed, the development and functionality of our products and the continued development of our technology, including in-vitro diagnostic platforms and assays, the future payment of milestone payments by the Company, the value of any securities to be purchased by Company, and the ability of the Company and its partners to manufacture products in a consistent, timely and cost-effective manner. Some of the risks and uncertainties associated with such forward-looking statements include, but are not limited to, risks related to our history of operating losses, our ability to successfully commercialize our products, the need for further financing and our ability to access the necessary additional capital for our business, inherent risk and uncertainty in the protection intellectual property rights, ability to maintain gross margins, regulatory uncertainties regarding approval or clearance for our products, as well as other risks and uncertainties described under the 'Risk Factors" in our public filings with the Securities and Exchange Commission. We assume no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date they are made.

Item 7.01.    Regulation FD Disclosure

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

On April 5, 2012, GenMark Diagnostics, Inc. issued a press release announcing that it entered into a heads of agreement with Advanced Liquid Logic, Inc. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenMark Diagnostics, Inc.

Date: April 05, 2012	By:	/s/ Matthew Cohen
Matthew R. Cohen
SVP, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release